BLACKROCK ETF TRUST

BlackRock Large Cap Core ETF

(the “Fund”)

Supplement dated April 3, 2024, to the Statement of Additional Information (“SAI”)

of the Fund, dated October 19, 2023, as supplemented to date

Effective March 14, 2024, the following changes are made to the Fund’s SAI:

The section entitled “Investment Advisory, Administrative and Distribution Services — Portfolio Managers” is deleted in its entirety and replaced with the following:

Portfolio Managers. As of August 31, 2023, the individuals named as Portfolio Managers in the Fund’s Prospectus were also primarily responsible for the day-to-day management of other BlackRock funds and certain other types of portfolios and/or accounts as follows:

Todd Burnside

Types of Accounts	Number	Total Assets
Registered Investment Companies	1	$849.4 Million
Other Pooled Investment Vehicles	4	2.36 Billion
Other Accounts	3	266.4 Million

Ibrahim Kanan*

Types of Accounts	Number	Total Assets
Registered Investment Companies	0	$0
Other Pooled Investment Vehicles	1	5.89 Million
Other Accounts	3	291.6 Million

*	Information provided as of February 29, 2024.

Pursuant to BFA’s policy, investment opportunities are allocated equitably among the Fund and other portfolios and accounts. For example, under certain circumstances, an investment opportunity may be restricted due to limited supply in the market, legal constraints or other factors, in which event the investment opportunity will be allocated equitably among those portfolios and accounts, including the Fund, seeking such investment opportunity. As a consequence, from time to time the Fund may receive a smaller allocation of an investment opportunity than it would have if the Portfolio Managers and BFA and its affiliates did not manage other portfolios or accounts.

Like the Fund, the other portfolios or accounts for which the Portfolio Managers are primarily responsible for the day-to-day portfolio management generally pay an asset-based fee to BFA or its affiliates, as applicable, for its advisory services. One or more of those other portfolios or accounts, however, may pay BFA or its affiliates a performance-based fee in lieu of, or in addition to, an asset-based fee for its advisory services. A portfolio or account with a performance-based fee would pay BFA or its affiliates a portion of that portfolio’s or account’s gains, or would pay BFA or its affiliates more for its services than would otherwise be the case if BFA or any of its affiliates meets or exceeds specified performance targets. Performance-based fee arrangements could present an incentive for BFA or its affiliates to devote greater resources, and allocate more investment opportunities, to the portfolios or accounts that have those fee arrangements, relative to other portfolios or accounts, in order to earn larger fees. Although BFA and each of its affiliates have an obligation to allocate resources and opportunities equitably among portfolios and accounts and intend to do so, shareholders of the Fund should be aware that, as with any group of portfolios and accounts managed by an investment adviser and/or its affiliates pursuant to varying fee arrangements, including performance-based fee arrangements, there is the potential for a conflict of interest, which may result in the Portfolio Managers favoring those portfolios or accounts with performance-based fee arrangements.

The tables below show, for each Portfolio Manager, the number of portfolios or accounts of the types set forth in the above tables and the aggregate of total assets in those portfolios or accounts with respect to which the investment management fees are based on the performance of those portfolios or accounts as of August 31, 2023:

Todd Burnside

Types of Accounts	Number of Other Accounts with Performance Fees Managed by Portfolio Manager	Aggregate of Total Assets
Registered Investment Companies	0	$0
Other Pooled Investment Vehicles	0	0
Other Accounts	0	0

Ibrahim Kanan*

Types of Accounts	Number of Other Accounts with Performance Fees Managed by Portfolio Manager	Aggregate of Total Assets
Registered Investment Companies	0	$0
Other Pooled Investment Vehicles	0	0
Other Accounts	0	128.5 Million

*	Information provided as of February 29, 2024.

The discussion below describes Mr. Burnside’s compensation as of August 31, 2023 and Mr. Kanan’s compensation as of February 29, 2024.

Discretionary Incentive Compensation

Generally, discretionary incentive compensation for Fundamental Equities portfolio managers is based on a formulaic compensation program. BlackRock’s formulaic portfolio manager compensation program is based on team revenue and pre-tax investment performance relative to appropriate competitors or benchmarks over 1-, 3-  and 5-year performance periods, as applicable. In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Funds or other accounts managed by the portfolio managers are measured. BlackRock’s Chief Investment Officers determine the benchmarks or rankings against which the performance of funds and other accounts managed by each portfolio management team is compared and the period of time over which performance is evaluated. With respect to these portfolio managers, such benchmarks for the Fund) and other accounts are:

Portfolio Managers	Benchmarks
Todd Burnside	FTSE United States in GBP; MSCI All Country (AC) Americas Index; Russell 1000 Index (GBP); Russell 1000 Index (Gross Total Return); Russell 1000 Value Index (Total Return); Russell 1000 Value Index TR in GBP; Russell 1000 Value TR Customized Index Performance Benchmark JPY; Russell 1000, expressed in EUR; Russell MidCap Value Index; S&P United States MidSmallCap Index; S&P US MidSmallCap Index (GBP).
Ibrahim Kanan	Russell 1000 Index, Russell 1000 Value Index, S&P 500 Index.

A smaller element of portfolio manager discretionary compensation may include consideration of: financial results, expense control, profit margins, strategic planning and implementation, quality of client service, market share, corporate reputation, capital allocation, compliance and risk control, leadership, technology and innovation. These factors are considered collectively by BlackRock management and the relevant Chief Investment Officers.

The last paragraph of the sub-section entitled “Other Compensation Benefits — Incentive Savings Plans” is deleted in its entirety and replaced with the following:

As of October 19, 2023, with respect to Mr. Burnside and as of February 29, 2024, with respect to Mr. Kanan, the Portfolio Managers did not beneficially own shares of the Fund.

Shareholders should retain this Supplement for future reference.

SAI-LCC-ETF-0424SUP

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